[Exhibit 10.1 - Satellite Receiver Sales Agreement]


       [LETTERHEAD OF SHAANXI NEW CENTURY ELECTRONICS TECHNOLOGY CO. LTD.]

September 9, 2004

Mr. Wang Kung Zong
General Manager
Xian Huaxing Electronics Technology Co. Ltd.
No. 40-6 Wan nen road, Chi Kun Shi Can, Shi An Shannxi.

RE: SATELLITE RECEIVER SALES AGREEMENT

Dear Mr. Wang:

     This letter agreement (this "Agreement") governs and codifies our mutual understanding regarding our sale to you of Satellite Receivers (as defined below) during the period commencing on the date hereof and ending on August 30, 2006 and thereafter on a monthly basis until terminated by either party upon thirty (30) days written notice (the "Term").

     Accordingly, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

     1. Purchase and Sale of Satellite Receivers. During the Term, the Buyer shall purchase all of its requirements for Satellite Receivers exclusively from the Seller and the Seller shall manufacture, assemble and deliver to the Buyer such Satellite Receivers on the terms and subject to the conditions set forth herein. The Buyer intends to order 240,000 Satellite Receivers from the Seller on or before January 31, 2005. For purposes of this Agreement, "Satellite Receiver" means the Seller's standard form of satellite set top box that converts digital television broadcast signals into analog formats so that analog TV sets can receive digital programming. This device meets all the required standards of Chinese broadcasting authorities and includes IC chips, tuner, power supply, main board, control panel, power cord, chassis, software integration and packaging.

     2. Price. The Buyer shall sell the Satellite Receivers to the Seller at a unit price of RMB 230 based on the estimated volume described in Section 1 hereof. The Buyer reserves the right to increase this price if the estimated volume levels are not realized and/or are not thereafter maintained during the term of this Agreement. All freight, express, delivery, demurrage and insurance charges, customs duties and tariffs and sales, use, excise, property, value-added and other applicable taxes and charges are the responsibility of Buyer, shall be paid by Buyer as separate items.

     3. Payment. Payment in full shall be due ten (10) days after the date of invoice. Late payments shall be charged interest on a daily basis at the rate of one (1%) percent per month. All payments shall be made in China Yuan Renminbi ("RMB").

     4. Delivery and Risk of Loss. All Satellite Receivers are sold and delivered to Buyer F.O.B. No. 2 Xian Yang Shaanxi China. Risk of loss of goods shall pass from Seller to Buyer, and delivery of the goods to Buyer shall be


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deemed to have occurred, upon shipment of the goods from said location, subject to Seller's right of stoppage in transit. In the absence of specific instructions by Buyer, shipments will be made by any carrier selected by Seller.

     5. Orders. Orders must be in a signed writing and contain the following minimum information: (a) Name of Buyer, (b) :Ship To" address and "Bill To" address, (c) Quantities of Satellite Receivers ordered.

     6. Acceptance of Order. All orders are subject to acceptance by Seller and no order shall be a binding commitment of Seller unless and until such order is so accepted, as evidenced by a confirmation of order issued by Seller and signed by a duly authorized signatory of Seller; provided, however, that the issuance of any confirmation of order shall be at the sole discretion of Seller. Acceptance by Seller of any order is subject to, and conditioned upon Buyer's acceptance of, these terms and conditions. Any terms or conditions appearing on Buyer's purchase order or other documents which are inconsistent with, in addition to and/or different from the terms and conditions hereof shall not be applicable to the sale of the goods covered by this contract and this contract shall be deemed to constitute notification of an objection to such inconsistent, additional and/or different terms and a rejection thereof.

     7. After-Sales Service. Seller shall provide Buyer with after-sales services in accordance with Seller's standard service policies as Seller may unilaterally amend or modify from time to time.

     8. Warranty Limitations. NO WARRANTY OR GUARANTEE, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE UNLESS OTHERWISE EXPRESSLY STIPULATED IN THE CONFIRMATION OF ORDER. BUYER ASSUMES ALL RISKS AND LIABILITY, AND SELLER SHALL NOT BE LIABLE, FOR BUYER'S USE AND APPLICATION OF THE GOODS. IN NO EVENT WHATSOEVER, INCLUDING BUT NOT LIMITED TO NON-DELIVERY, LATE DELIVERY OR DEFECTIVE OR NONCONFORMING GOODS, SHALL SELLER BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF OR DAMAGE TO PROPERTY, OR LOSS OF INCOME, PROFIT OR USE, OR CLAIMS OR DEMANDS MADE AGAINST BUYER BY ANY THIRD PARTY ARISING OUT OF OR IN CONNECTION WITH THIS CONTRACT.

     9. Defective Goods; Returns. If any portion of the goods delivered to Buyer is defective or otherwise not in accordance with specifications, Buyer shall notify Seller within seven (7) days after receipt of shipment, stating full particulars in support of its claim. Failure to give such notice shall constituted an unqualified acceptance and a waiver of all such claims by Buyer. Seller reserves the right, in its sole and absolute discretion, either to replace such defective goods or to refund the portion of the purchase price applicable thereto, and Seller shall have no further obligations to Buyer whatsoever with respect to such goods. No goods may be returned to Seller without Seller's prior written consent.

     10. Trademarks and Trade Names. BUYER SHALL NOT USE ANY TRADEMARK OR TRADE NAME OF SELLER IN ANY MANNER WHATSOEVER, INCLUDING IN CONNECTION WITH ADVERTISING, PROMOTIONAL ACTIVITIES OR OTHERWISE, WITHOUT THE PRIOR WRITTEN


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APPROVAL OF SELLER. BUYER SHALL NOT REMOVE, MODIFY, DEFACE OR REPLACE ANY OF
SELLER'S TRADEMARKS OR TRADE NAMES WHICH APPEAR ON, ARE AFFIXED TO OR ARE USED IN CONNECTION WITH THE GOODS PURCHASED FROM SELLER OR ANY RELATED LABELS, TAGS, PACKAGING OR WRAPPING MATERIALS OR USE ANY OTHER MARK IN CONNECTION WITH SUCH GOODS OR MATERIALS, WITHOUT THE PRIOR WRITTEN APPROVAL OF SELLER.

     11. Security Interest. Buyer hereby grants to Seller a purchase money security interest in all goods subject to this contract, and the proceeds thereof, to secure the payment of any and all obligations of Buyer to Seller under this, and any other, contract between Buyer and Seller.

     12. Excuses for Non-delivery and Non-performance. Delivery of all or any part of this contract is contingent upon Seller's ability to obtain the goods, supplies and materials through its regular and usual sources of supply. If by reason of existing or future legislation or of rules, regulations or orders, heretofore or hereafter promulgated by governmental authorities allocating, limiting, curtailing or otherwise regulating supply, use, availability, production, delivery or distribution of goods, supplies or raw or other materials, or in the event of acts of Buyer or acts of fire, flood, tornado, hurricane or other acts of God, war, casualty, accident, embargo, government action, strike or lock-out, or other difficulties with employees, delay or inability to obtain labor, material, machinery and services through Seller's usual sources, delay by carrier, or any cause or causes beyond Seller's control causing failure to deliver or delay of any delivery or curtailment in production or shipment, Seller shall not be liable therefor and may in its discretion, without notice to Buyer, at any time and from time to time, postpone the delivery dates under this contract for a time which is reasonable under all the circumstances or make partial delivery or cancel all or any portion of this and/or any previous contracts with Buyer.

     13. Applicable Law. These terms and conditions shall be governed by, and construed in accordance with, the laws of the The People's Republic of China.

     14. Assignment. No rights or obligations of Buyer hereunder or arising out of the terms and conditions hereof may be assigned without the prior written consent of Seller. Seller's rights and obligations hereunder may be assigned to any one or more affiliates or third parties in whole or in part. Seller reserves the right to assign, and Buyer acknowledges and consents to any assignment of, the accounts receivable resulting from this contract to one or more third parties as part of a factoring arrangement or otherwise.

     15. Entire Agreement; Other Documents. This Agreement constitutes the entire understanding of Seller and Buyer with respect to the subject matter hereof and supersedes all prior or subsequent written and oral communications and understanding. This Agreement may not be altered, supplemented, or amended by the use of any other documents(s). Any attempt to alter, supplement, or amend this document or to enter an order for the Items which are subject to additional or altered terms and conditions will be null and void, unless otherwise agreed to in a written agreement signed by Seller.


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     Please acknowledge your assent to the foregoing agreement by executing this letter in the space provided below. This letter may be executed in facsimile and in counterparts.

                                    Sincerely,

                                    SHAANXI NEW CENTURY ELECTRONICS CO. LTD.


                                    By:     /s/ Bill Liao
                                       -----------------------------------------
                                       Name: Bill Liao
                                       Title: President

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE
WRITTEN:

XIAN HUAXING ELECTRONICS TECHNOLOGY CO. LTD.


By: /s/ Wang Kung Zong
   -------------------------
   Name:  Wang Kung Zong
   Title: General Manager


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